Shurgard Storage Centers, Inc.
         AMENDED AND RESTATED 199393 STOCK OPTION PLAN

Section 1.  Purpose

     The purpose of the 1993 Stock Option Plan (this "Plan") is to provide a means whereby selected employees, directors and officers of Shurgard Storage Centers, Inc. (the "Company"), or of any wholly-owned subsidiary (as defined in subsection 5.8 and referred to hereinafter as "related corporations") thereof, may be granted options to purchase the Common Stock (as defined in Section 3) of the Company, in order to attract and retain the services or advice of such employees, directors and officers and to provide added incentive to such persons by encouraging stock ownership in the Company.

Section 2.  Administration

     This Plan shall be administered by the Board of Directors of the Company (the "Board") or, in the event the Board shall appoint and/or authorize a committee to administer this Plan, by such committee. The administrator of this Plan shall hereinafter be referred to as the "Plan Administrator."

     In the event a member of the Board (or the committee) may be eligible, subject to the restrictions set forth in
Section 4, to participate in or receive or hold options under this Plan, no member of the Board or the committee shall vote with respect to the granting of an option hereunder to himself or herself, as the case may be, and, if state corporate law does not permit a committee to grant options to directors, then any option granted under this Plan to a director for his or her services as such shall be approved by the full Board.

     The members of any committee serving as Plan
Administrator shall be appointed by the Board for such term as the Board may determine. The Board may from time to time remove members from, or add members to, the committee.
Vacancies on the committee, however caused, may be filled by the Board.

     With respect to grants made under this Plan to officers and directors of the Company who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Plan Administrator shall be constituted at all times so as to meet the requirements of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act if any of the Company's equity securities are registered pursuant to
Section 12(b) or 12(g) of the Exchange Act.

     Except for the terms and conditions explicitly set forth in this Plan, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under this Plan, including selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price and all other terms and conditions of the options. Grants under this Plan need not be identical in any respect, even when made simultaneously. The interpretation and construction by the Plan Administrator of any terms or provisions of this Plan or any option issued hereunder, or of any rule or regulation promulgated in connection herewith, shall be conclusive and binding on all interested parties, so long as such interpretation and construction with respect to incentive stock options correspond to the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations thereunder and any amendments thereto.

Section 3.  Stock Subject to This Plan

     The stock subject to this Plan shall be the Company's Class A Common Stock, par value $.001 per share (the "Common Stock"), presently authorized but unissued or now held or subsequently acquired by the Company as treasury shares. Subject to adjustment as provided in Section 7, for each calendar year from and including 1995 a number of shares of Common Stock equal to an amount of up to 3% of the adjusted average common shares outstanding of the Company used to calculate fully diluted earnings per share as reported in the Annual Report to stockholders for the preceding year shall become available for issuance under this Plan; provided, that for the calendar year 1994, the number of shares available for issuance under this Plan shall be 3% of that number of shares outstanding upon the closing of the consolidating transaction among up to 17 limited partnerships sponsored by Shurgard Incorporated as described in the Registration Statement on Form S-4 (No. 33-57794) filed with the Securities and Exchange Commission on February 2, 1993, as amended (the "Registration Statement"). In addition, any shares of Common Stock available for issuance under this Plan in previous years but not actually issued, shall be added to the aggregate number of shares of Common Stock available for issuance in that calendar year under this Plan. In no event, however, except as subject to adjustment as provided in Section 7, shall more than 5,000,000 shares of Common Stock be cumulatively available for issuance pursuant to the exercise of stock options awarded under this Plan, including incentive stock options ("ISOs"). If any option granted under this Plan shall expire or be surrendered, exchanged for another option, cancelled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of this Plan, including for replacement options which may be granted in exchange for such expired, surrendered, exchanged, cancelled or terminated options.

Section 4.  Eligibility

     An ISO may be granted only to any individual who, at the time the option is granted, is an employee of the Company or any related corporation that qualifies under the Code. A nonqualified stock option may be granted to any employee, director or officer of the Company or any related corporation. Any party to whom an option is granted under this Plan shall be referred to hereinafter as an "Optionee."

Section 5.  Terms and Conditions of Options

     Options granted under this Plan shall be evidenced by written agreements which shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and which are not inconsistent with this Plan. Notwithstanding the foregoing, options shall include or incorporate by reference the following terms and conditions:

     5.1  Number of Shares and Price

     The maximum number of shares that may be purchased pursuant to the exercise of each option and the price per share at which such option is exercisable (the "exercise price") shall be as established by the Plan Administrator; provided that the Plan Administrator shall act in good faith to establish an exercise price which shall be not less than the fair market value per share of the Common Stock at the time the option is granted; and provided, further, that the exercise price shall in no case be less than the par value per share of the Common Stock at the time the option is granted; and provided, further, that, with respect to stock options granted to greater than 10% stockholders, the exercise price shall be as required by subsection 6.1.

     5.2  Term and Maturity

     Subject to the restrictions contained in Section 6 with respect to granting ISOs to greater than 10% stockholders, the term of each stock option shall be as established by the Plan Administrator and, if not so established, shall be 10 years from the date it is granted but in no event shall it exceed 10 years. To ensure that the Company or related corporation will achieve the purpose and receive the benefits contemplated in this Plan, any option granted to any Optionee hereunder shall, unless the condition of this sentence is waived or modified in the agreement evidencing the option or by resolution adopted at any time by the Plan Administrator to provide for more rapid vesting, be exercisable according to the following schedule:

   Period of Optionee's
  Continuous Relationship
With the Company or Related
 Corporation From the Date     Portion of Total Option
   the Option Is Granted        Which Is Exercisable
---------------------------    -----------------------
     after one year                      20%
     after two years                     40%
     after three years                   60%
     after four years                    80%
     after five years                   100%

    5.3  Exercise

     Subject to the vesting schedule described in subsection 5.2, each option may be exercised in whole or in part at any time and from time to time; provided, however, that no fewer than 100 shares (or the remaining shares then purchasable under the option, if less than 100 shares) may be purchased upon any exercise of option rights hereunder and that only whole shares will be issued pursuant to the exercise of any option and that the exercise price shall not be less than the par value per share of the Common Stock at the time the option is exercised. During an Optionee's lifetime, any options granted under this Plan are personal to him or her and are exercisable solely by such Optionee. Options shall be exercised by delivery to the Company of notice of the number of shares with respect to which the option is exercised, together with payment of the exercise price.

     5.4  Payment of Exercise Price

     Payment of the option exercise price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier's check or personal check (unless at the time of exercise the Plan Administrator in a particular case determines not to accept a personal check) for the Common Stock being purchased.

     The Plan Administrator can determine at any time before exercise that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law) in the option grant agreement or at any time before exercise, an option may be exercised by:

          (a) delivery of shares of stock of the Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator; provided, however, that payment in stock held by an Optionee shall not be made unless the stock shall have been owned by the Optionee for a period of at least six months;

          (b) delivery of a full-recourse promissory note executed by the Optionee in an amount which shall not exceed that portion of the exercise price which is in excess of the amount determined to be stated capital pursuant to Section 154 of the Delaware General Corporation Law; provided that
(i) such note delivered in connection with an ISO shall, and such note delivered in connection with a nonqualified stock option may, in the sole discretion of the Plan Administrator, bear interest at a rate specified by the Plan Administrator, but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions to the imputed interest rules) for federal income tax purposes, and (ii) the Plan Administrator in its sole discretion shall specify the term and other provisions of such note at the time an ISO is granted or at any time prior to exercise of a nonqualified stock option, and (iii) the Plan Administrator may require that the Optionee pledge the Optionee's shares to the Company for the purpose of securing the payment of such note and may require that the certificate representing such shares be held in escrow in order to perfect the Company's security interest, and (iv) the Plan Administrator in its sole discretion may at any time restrict or rescind this right upon notification to the Optionee; or

          (c) delivery of a properly executed exercise notice, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state or local withholding tax obligations that may arise in connection with the exercise.

     5.5  Withholding Tax Requirement

     The Company or any related corporation shall have the right to retain and withhold from any payment of cash or Common Stock under this Plan the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. At its discretion, the Company may require an Optionee receiving shares of Common Stock to reimburse the Company for any such taxes required to be withheld by the Company and withhold any distribution in whole or in part until the Company is so reimbursed. In lieu thereof, the Company shall have the right to withhold from any other cash amounts due or to become due from the Company to the Optionee an amount equal to such taxes. The Company may also retain and withhold or the Optionee may elect, subject to approval by the Company at its sole discretion, to have the Company retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company to reimburse the Company for any such taxes and cancel (in whole or in part) any such shares so withheld. In order to qualify such election for exemption under Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, any election made by an officer or director who is subject to Section 16 of the Exchange Act must be an irrevocable election made six months prior to the date the option exercise becomes taxable or such irrevocable election must become effective during the quarterly 10-day window period required under Section 16(b) of the Exchange Act for exercises of stock appreciation rights.

     5.6  Holding Periods

     If a director or officer subject to Section 16 of the Exchange Act sells shares of Common Stock obtained upon the exercise of a stock option within six months after the date the option was granted, the option grant will no longer be exempt from Section 16(b) and will retroactively be deemed a nonexempt purchase as of the date of the option grant.

     5.7  Nontransferability of Options

     Options granted under this Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution and shall not be subject to execution, attachment or similar process. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under this Plan or of any right or privilege conferred hereby, contrary to the Code or to the provisions of this Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void. Notwithstanding the foregoing, if the Company permits, an Optionee may, during the Optionee's lifetime, designate a person who may exercise the option after the Optionee's death by giving written notice of such designation to the Plan Administrator. Such designation may be changed from time to time by the Optionee by giving written notice to the Plan Administrator revoking any earlier designation and making a new designation.

     5.8  Termination of Relationship

     If the Optionee's relationship with the Company or any related corporation ceases for any reason other than termination for death or total disability, and unless by its terms the option sooner terminates or expires, then the Optionee may exercise, for a three-month period, that portion of the Optionee's option which is exercisable at the time of such cessation, but the Optionee's option shall terminate at the end of such period following such cessation as to all shares for which it has not theretofore been exercised, unless such provision is waived in the agreement evidencing the option. In no event shall an Optionee have a period of less than thirty days within which to exercise the option, unless by its terms it sooner expires. At any time prior to the expiration of the option, the Plan Administrator shall have sole discretion in a particular circumstance to extend the exercise period following such cessation to any date up to the termination or expiration of the option. If, however, in the case of an ISO, the Optionee does not exercise the Optionee's option within three months after cessation of employment, the option will no longer qualify as an ISO under the Code.

     If an Optionee's relationship with the Company or any related corporation ceases because of a total disability, the Optionee's option shall not terminate or, in the case of an ISO, cease to be treated as an ISO until the end of the 12-month period following such cessation (unless by its terms it sooner terminates and expires). As used in this Plan, the term "total disability" refers to a mental or physical impairment of the Optionee which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the Optionee to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Plan Administrator.

     Options granted under this Plan shall not be affected by any change of relationship with the Company so long as the Optionee continues to be an employee, director or officer of the Company or of a related corporation. The Plan Administrator, in its absolute discretion, may determine all questions of whether particular leaves of absence constitute a termination of services; provided, however, that with respect to ISOs, such determination shall be subject to any requirements contained in the Code. The foregoing notwithstanding, with respect to ISOs, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.



     5.9  Death of Optionee

     If an Optionee dies while he or she has a relationship with the Company or any related corporation or within the three-month period (or 12-month period in the case of totally disabled Optionees) following cessation of such relationship, any option held by such Optionee to the extent that the Optionee would have been entitled to exercise such option, may be exercised within one year after his or her death by the personal representative of his or her estate or by the person or persons to whom the Optionee's rights under the option shall pass by will or by the applicable laws of descent and distribution.

     5.10 No Status as Stockholder

     Neither the Optionee nor any party to which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a stockholder of the Company with respect to any of the shares issuable upon the exercise of any option granted under this Plan unless and until such option has been exercised; provided, however, that the Company shall make annual financial statements available to the Optionee.

     5.11 Continuation of Relationship

     Nothing in this Plan or in any option granted pursuant to this Plan shall confer upon any Optionee any right to continue in the employ or other relationship of the Company or of a related corporation, or to interfere in any way with the right of the Company or of any such related corporation to terminate his or her employment or other relationship with the Company or any related corporation at any time.

     5.12 Modification and Amendment of Option

     Subject to the requirements of Code Section 422 with respect to ISOs and to the terms and conditions and within the limitations of this Plan, the Plan Administrator may modify or amend outstanding options granted under this Plan. The modification or amendment of an outstanding option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided in this Plan, no outstanding option shall be terminated without the consent of the Optionee. Unless the Optionee agrees otherwise, any amendments to this Plan or any changes or adjustments made to outstanding ISOs granted under this Plan shall be made in such a manner so as not to constitute a "modification" as defined in Code Section 425(h) and so as not to cause any ISO issued hereunder to fail to continue to qualify as an ISO as defined in Code Section 422(b).

     5.13 Limitation on Value for ISOs

     As to all ISOs granted under the terms of this Plan, to the extent that the aggregate fair market value of the stock (determined at the time the ISO is granted) with respect to which ISOs are exercisable for the first time by the Optionee during any calendar year (under this Plan and all other ISO plans of the Company, a related corporation or a predecessor corporation) exceeds $100,000, such options shall be treated as nonqualified stock options. The previous sentence shall not apply if the Internal Revenue Service issues a public rule, issues a private ruling to the Company, any Optionee or any legatee, personal representative or distributee of an Optionee or issues regulations changing or eliminating such annual limit.

Section 6.  Greater Than 10% Stockholders

     6.1  Exercise Price and Term of Stock Options

     If stock options are granted under this Plan to employees who own more than 10% of the total combined voting power of all classes of stock of the Company or any related corporation, the term of ISOs granted to such persons shall not exceed five years and the exercise price of ISOs and nonqualified stock options shall be not less than 110% of the fair market value of the Common Stock at the time the stock option is granted. This provision shall control notwithstanding any contrary terms contained in an option agreement or any other document.

     6.2  Attribution Rule

     For purposes of subsection 6.1, in determining stock ownership, an employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. If an employee or a person related to the employee owns an unexercised option or warrant to purchase stock of the Company, the stock subject to that portion of the option or warrant which is unexercised shall not be counted in determining stock ownership. For purposes of this Section 6, stock owned by an employee shall include all stock actually issued and outstanding immediately before the grant of the ISO to the employee.

Section 7.  Adjustments Upon Changes in Capitalization

     The aggregate number and class of shares for which options may be granted under this Plan, the number and class of shares covered by each outstanding option and the exercise price per share thereof (but not the total price), and each such option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split-up or consolidation of shares or any like capital adjustment or the payment of any stock dividend.

     7.1  Effect of Liquidation or Reorganization

          7.1.1  Cash, Stock or Other Property for Stock

     Except as provided in subsection 7.1.2, upon a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere reincorporation or the creation of a holding company) or liquidation of the Company, as a result of which the stockholders of the Company receive cash, stock or other property in exchange for or in connection with their shares of Common Stock, any option granted hereunder shall terminate, but the Optionee shall have the right immediately prior to any such merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to exercise such Optionee's option in whole or in part whether or not the vesting requirements set forth in the option agreement have been satisfied.

          7.1.2  Conversion of Options on Stock for Stock
                 Exchange

     If the stockholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation or reorganization (other than a mere reincorporation or the creation of a holding company), all options granted hereunder shall be converted into options to purchase shares of Exchange Stock unless the Company and the corporation issuing the Exchange Stock, in their sole discretion, determine that any or all such options granted hereunder shall not be converted into options to purchase shares of Exchange Stock but instead shall terminate in accordance with the provisions of subsection 7.1.1. The amount and price of converted options shall be determined by adjusting the amount and price of the options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization. The converted options shall be fully vested whether or not the vesting requirements set forth in the option agreement have been satisfied.

     7.2  Fractional Shares

     In the event of any adjustment in the number of shares covered by any option, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

     7.3  Determination of Board to Be Final

     All Section 7 adjustments shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

Section 8.  Securities Regulation

     Shares shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares hereunder. Inability of the Company to obtain from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained. THIS PROVISION SHALL NOT OBLIGATE THE COMPANY TO UNDERTAKE OR MAINTAIN REGISTRATION OF THE OPTIONS OR STOCK HEREUNDER.

     Should any of the Company's capital stock of the same class as the stock subject to options granted hereunder be listed on a national securities exchange, all stock issued hereunder if not previously listed on such exchange shall be authorized by that exchange for listing thereon prior to the issuance thereof.

Section 9.  Amendment and Termination

     9.1  Board Action

     To the extent required by applicable law or regulation, the Plan Administrator and the Board may not amend this Plan without the approval of the stockholders of the Company, including any amendment which would (a) materially increase the number of securities that may be issued under the Plan to Insider Participants; (b) materially modify the requirements as to eligibility for participation in the Plan to add a class of Insider Participants; or (c) otherwise materially increase the benefits accruing under the Plan to Insider Participants; provided, however, that any increase in the number of shares available under this Plan for grant as ISOs and any change in the designation of the group of employees eligible to receive ISOs under this Plan shall be subject to stockholder approval in accordance with Section 422 of the Code.

     9.2  Term of Plan

     Unless sooner terminated by the Board, this Plan shall terminate 10 years from the earlier of (a) the date on which this Plan is adopted by the Board or (b) the date on which this Plan is approved by the stockholders of the Company. No option may be granted after such termination or during any suspension of this Plan. The amendment or termination of this Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option theretofore granted under this Plan.

Section 10.  Section 16(b) Compliance and Bifurcation of
     Plan

     It is the intention of the Company that, if any of the Company's equity securities are registered pursuant to
Section 12(b) or 12(g) of the Exchange Act, this Plan shall comply in all respects with Rule 16b-3 under the Exchange Act and, if any Plan provision is later found not to be in compliance with such Section, the provision shall be deemed null and void, and in all events this Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. Notwithstanding anything in this Plan to the contrary, the Board, in its absolute discretion, may bifurcate this Plan so as to restrict, limit or condition the use of any provision of this Plan to participants who are officers and directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning this Plan with respect to other participants.

Section 11.  Effectiveness of This Plan

     This Plan shall become effective upon adoption by the Board so long as it is approved by a majority of stock represented by stockholders voting either in person or by proxy at a duly held stockholders' meeting any time within 12 months before or after the adoption of this Plan.

Plan adopted by the Board of Directors on July 24, 1993 and approved by the stockholders on July 24, 1993.